EXHIBIT 10.15

      LETTER AMENDING LEASE OPTION AND ACQUISITION AGREEMENT BETWEEN
           DOLPHIN ENERGY CORPORATION AND QUANECO, L.L.C. DATED
                            SEPTEMBER 22, 2003


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                            DOLPHIN ENERGY CORPORTION
                       1001 BRICKELL BAY DRIVE, SUITE 2202
                              MIAMI, FLORIDA 33131

                               September 22, 2003





Paul Mysyk, Managing Member
Quaneco, L.L.C.
35010 Chardon Road, Suite 200
Willoughby Hills, OH 44094

Re:      "LEASE OPTION AND ACQUISITION AGREEMENT" DATED AUGUST 5, 2003"

Dear Sirs:

Following discussions among representatives of our respective companies, it was agreed that the above referenced agreement (the "Agreement") would be amended a second time to reflect the current intentions of the parties.

Accordingly, in further consideration of the mutual premises and covenants of the Agreement and of these proposed amendments thereto, the Agreement is hereby amended as follows:

         1) Section 2.(a) of the Agreement is deleted in its entirely and the following substituted in place thereof:

               (a) On before September 23, 2003, Dolphin will pay Quaneco the sum of $450,000.

         2) Section 4.(a) of the Agreement is deleted in its entirely and the following substituted in place thereof:

               (a) On or before January 15, 2004, Dolphin will pay Quaneco the sum of $600,000. Quaneco may elect rather than to receive such payment on January 15, 2004 to have this payment treated as consideration for certain securities being offered by Galaxy Energy Corporation, the parent of Dolphin ("Galaxy") and consisting of a 7% Secured Convertible Debenture and Warrants to purchase the Common Stock of Galaxy. The securities offered and Galaxy are described in documents supplied to Quaneco, and Quaneco may elect to participate in the offering by signing and returning the appropriate instruments as provided therein prior to the Closing of the offering on September 23, 2003. In which case, Quaneco



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                       will receive $600,000 of the securities offered, and
                       Dolphin will be relieved of the obligation to pay Quaneco $600,000 on January 15, 2004.

         3) Other than as amended hereby, the Agreement, as previously amended, will continue in full force and effect.

If you agree to the foregoing, please so indicate by signing and returning one copy hereof to the undersigned.

                                        Very truly yours,

                                        Dolphin Energy Corporation

                                        By:
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AGREED

Quaneco, L.L.C.

By:
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Title:
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Date:
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